UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                              ---------------------


                                    FORM 8-K




                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





       Date of Report (Date of earliest event reported) 30 August 2001
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                     Air Products and Chemicals, Inc.
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            (Exact name of registrant as specified in charter)


           Delaware                     1-4534                  23-1274455
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(State of other jurisdiction   (Commission file number)  (IRS Identification
        of incorporation)                                       number)


7201 Hamilton Boulevard, Allentown, Pennsylvania                   18195-1501
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    (Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code  (610) 481-4911
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

Item 5.  Other Events.
----------------------

               AIR PRODUCTS ANNOUNCES RESULTS OF ITS TENDER OFFER

LEHIGH VALLEY, PA. (August 30, 2001) -- On Thursday, August 16, 2001, Air Products and Chemicals, Inc. (NYSE:APD) issued an offer to purchase for cash certain of its debt securities as follows: 6.60% Medium Term Notes, Series D due October 11, 2007; 7.25% Medium Term Notes, Series D due April 15, 2016; 8.75% Debentures due April 15, 2021; 7.56% Medium Term Notes, Series E due May 29, 2026; 7.80% Debentures due June 15, 2026; and 7.34% Medium Term Notes, Series E due June 15, 2026. The aggregate principal amount of the debt securities was $600 million.

The tender offer expired at 5:00 p.m., Eastern Daylight Time, on Wednesday, August 29, 2001, and was not extended. As of the offer's expiry, the company received tendered debt securities in an aggregate principal amount of $493,766,000--82.29% in aggregate principal amount of the tendered-for debt securities then outstanding. Of that amount, the company received tendered 8.75% Debentures due April 15, 2021, which are listed on the New York Stock Exchange, in an aggregate principal amount of $81,560,000, or 81.56% of such 8.75% Debentures then outstanding. Payment will be made on the properly tendered debt securities as provided in the August 16th press release and the offer to purchase referenced in that release.

Goldman, Sachs & Co. acted as exclusive Dealer Managers and Mellon Investor Services LLC acted as Information Agent for the tender offer.

Air Products and Chemicals, Inc. (www.airproducts.com) is the world's only combined gases and chemicals company. Founded more than 60 years ago, the business has annual revenues of $5.5 billion and operations in 30 countries. Air Products is a market leader in the global electronics and chemical processing industries, and a longstanding innovator in many industrial markets, including coatings, adhesives and polyurethanes. The company distinguishes itself through its 17,500 employees around the world, who build lasting relationships with their customers and communities based on understanding, integrity and passion.

                                      # # #


  Media Inquiries:
        Lisa Walsh, tel: (610) 481-5784; e-mail: walshla@apci.com.
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

  Investor Inquiries:
        Alexander W. Masetti, tel: (610) 481-7461; e-mail: masettaw@apci.com.
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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     Air Products and Chemicals, Inc.
                                     --------------------------------
                                     (Registrant)




Dated: 30 August 2001                By:          /s/Leo J. Daley
                                        --------------------------------------
                                                  Leo J. Daley
                                        Vice President - Finance and Controller
                                             (Chief Financial Officer)




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